SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 2, 2009

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)

(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3854638 (I.R.S. Employer Identification Number)	333-155765-02 (Commission File Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	20-0942395 (I.R.S. Employer Identification Number)	333-155765 (Commission File Number)	Delaware (State or Other Jurisdiction of Incorporation or Organization)	20-0942445 (I.R.S. Employer Identification Number)	333-155765-01 (Commission File Number)

200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.
Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01.	On October 2, 2009, American Express Credit Account Master Trust amended its Series 2009-1 Supplement, dated as of June 9, 2009, to its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as further amended from time to time, with its Amendment to Series 2009-1 Supplement, dated as of October 2, 2009. The Amendment to Series 2009-1 Supplement is attached hereto as Exhibit 4.1.

On October 2, 2009, American Express Credit Account Master Trust amended its (i) Series 2004-3 Supplement, dated as of June 2, 2004, and (ii) Series 2006-2 Supplement, dated as of June 14, 2006, to its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as further amended from time to time, with its Omnibus Amendment to Group I Series Supplements, dated as of October 2, 2009. The Omnibus Amendment to Group I Series Supplements is attached hereto as Exhibit 4.2.

On October 2, 2009, American Express Credit Account Master Trust amended its (i) Series 2002-5 Supplement, dated as of July 17, 2002, (ii) Series 2004-1 Supplement, dated as of March 1, 2004, (iii) Series 2004-2 Supplement, dated as of June 2, 2004, (iv) Series 2004-4 Supplement, dated as of August 17, 2004, (v) Series 2004-5 Supplement, dated as of September 23, 2004, (vi) Series 2005-1 Supplement, dated as of March 24, 2005, (vii) Series 2005-2 Supplement, dated as of March 24, 2005, (viii) Series 2005-4 Supplement, dated as of June 17, 2005, (ix) Series 2005-5 Supplement, dated as of July 21, 2005, (x) Series 2005-7 Supplement, dated as of August 18, 2005, (xi) Series 2005-8 Supplement, dated as of November 22, 2005, (xii) Series 2006-A Supplement, dated as of February 15, 2006, (xiii) Series 2006-B Supplement, dated as of February 15, 2006, (xiv) Series 2006-1 Supplement, dated as of June 14, 2006, (xv) Series 2006-3 Supplement, dated as of August 15, 2006, (xvi) Series 2007-1 Supplement, dated as of February 14, 2007, (xvii) Series 2007-2 Supplement, dated as of February 14, 2007, (xviii) Series 2007-3 Supplement, dated as of March 21, 2007, (xix) Series 2007-4 Supplement, dated as of May 17, 2007, (xx) Series 2007-5 Supplement, dated as of May 17, 2007, (xxi) Series 2007-6 Supplement, dated as of July 24, 2007, (xxii) Series 2007-7 Supplement, dated as of July 24, 2007, (xxiii) Series 2007-8 Supplement, dated as of October 15, 2007, (xxiv) Series 2008-1 Supplement, dated as of January 24, 2008, (xxv) Series 2008-2 Supplement, dated as of February 22, 2008, (xxvi) Series 2008-3 Supplement, dated as of April 17, 2008, (xxvii) Series 2008-4 Supplement, dated as of April 17, 2008, (xxviii) Series 2008-5 Supplement, dated as of June 12, 2008, (xxix) Series 2008-6 Supplement, dated as of July 24, 2008, (xxx) Series 2008-7 Supplement, dated as of August 15, 2008, (xxxi) Series 2008-8 Supplement, dated as of September 18, 2008, and (xxxii) Series 2008-9 Supplement, dated as of September 18, 2008, to its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as further amended from time to time, with its Omnibus Amendment to Group II Series Supplements, dated as of October 2, 2009. The Omnibus Amendment to Group II Series Supplements is attached hereto as Exhibit 4.3.

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Amendment to Series 2009-1 Supplement, dated as of October 2, 2009, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.2	Omnibus Amendment to Group I Series Supplements, dated as of October 2, 2009, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.3	Omnibus Amendment to Group II Series Supplements, dated as of October 2, 2009, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Anderson Y. Lee
	Name:	Anderson Y. Lee
	Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Scott C. Godderidge
	Name:	Scott C. Godderidge
	Title:	Vice President and Treasurer

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Denise D. Roberts
	Name:	Denise D. Roberts
	Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amendment to Series 2009-1 Supplement, dated as of October 2, 2009, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.2	Omnibus Amendment to Group I Series Supplements, dated as of October 2, 2009, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.3	Omnibus Amendment to Group II Series Supplements, dated as of October 2, 2009, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.